UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 28, 2024

Jacobs Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7463	88-1121891
(State or other jurisdiction of incorporation or organization)	(SEC File No.)	(IRS Employer Identification No.)

1999 Bryan Street, Suite 3500

Dallas, Texas 75201

(Address of principal executive offices)(Zip code)

Registrant’s telephone number (including area code): (214) 583-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $1 par value	J	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 1, 2024, Jacobs Solutions Inc. (the “Company”) announced the departure of Claudia Jaramillo, Executive Vice President, Chief Financial Officer, effective April 15, 2024 (the “Effective Date”). Ms. Jaramillo’s departure was not the result of any dispute or disagreement with the Company relating to reported financial statements and related financial results.

The Company also announced that Kevin Berryman, age 65, currently Special Advisor to the Company’s Chief Executive Officer, has succeeded Ms. Jaramillo as the Company’s interim Chief Financial Officer, effective as of March 29, 2024. Mr. Berryman joined the Company in December 2014 and previously served as President and Chief Financial Officer of the Company until August 14, 2023, when he transitioned into his current position as Special Advisor to the Company’s Chief Executive Officer. The Company has initiated a search for a permanent chief financial officer with the assistance of an executive search firm.

In connection with Mr. Berryman’s appointment as interim Chief Financial Officer, he will continue to receive his current compensation.

Mr. Berryman does not have a direct or indirect material interest in any transaction with the Company that requires disclosure pursuant to Item 404(a) of Regulation S-K and there is no arrangement or understanding between Mr. Berryman and any other person pursuant to which Mr. Berryman was selected to serve as the Company’s interim Chief Financial Officer and principal financial officer. Mr. Berryman is not related to any member of the Board or any executive officer of the Company.

Item 7.01 Regulation FD Disclosure

On April 1, 2024, the Company issued a press release announcing Ms. Jaramillo’s departure and Mr. Berryman’s appointment, a copy of which is attached hereto as Exhibit 99.1.

The Company also reaffirmed its previously announced expectations for adjusted EBITDA and adjusted EPS for fiscal year 2024. As previously disclosed, these estimates exclude Restructuring, Transaction and Other Charges (as defined in our earnings announcement for the first fiscal quarter, this includes costs associated with the announced separation of the CMS and Cyber & Intelligence businesses) and assume contribution from the separated businesses for the full fiscal year. The Company will provide additional commentary on the fiscal year 2024 update, along with fiscal second quarter results, during its upcoming earnings call, currently scheduled for May 7, 2024.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements contained in this Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not directly relate to any historical or current fact. When used herein, words such as “expects,” “anticipates,” “believes,” “seeks,” “estimates,” “plans,” “intends,” “future,” “will,” “would,” “could,” “can,” “may,” and similar words are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding our expectations for our fiscal year 2024 adjusted EBITDA and adjusted EPS. We base these forward-looking statements on management’s current estimates and expectations, as well as currently available competitive, financial and economic data. Forward-looking statements, however, are inherently uncertain. There are a variety of factors that could cause business results to differ materially from our forward-looking statements including, but not limited to, our plans to spin off and merge with Amentum our Critical Missions Solutions (“CMS”) business and portions of our Divergent Solutions business, including Cyber & Intelligence, in a proposed transaction that is intended to be tax-free to stockholders for U.S. federal income tax purposes, the timing of the award of projects and funding and potential changes to the amounts provided for under the Infrastructure Investment and Jobs Act and other legislation related to governmental spending, as well as general economic conditions, including inflation and the actions taken by monetary authorities in response to inflation, changes in interest rates and foreign currency exchange rates, changes in capital markets, the possibility of a recession or economic downturn, geopolitical events and conflicts, and the impact of any future pandemic or infectious disease outbreak, including the related reaction of governments on global and regional market conditions, among others. For a description of some additional factors that may occur that could cause actual results to differ from our forward-looking statements, see the discussions contained under Item 1 - Business; Item 1A - Risk Factors; Item 3 - Legal Proceedings; and Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations in our most recently filed Annual Report on Form 10-K, and Item 2 - Management’s Discussion and Analysis of Financial Condition and Results of Operations; Item 1 - Legal Proceedings; and Item 1A - Risk Factors in our most recently filed Quarterly Report on Form 10-Q, as well as the Company’s other filings with the Securities and Exchange Commission. The Company is not under any duty to update any of the forward-looking statements after the date of this press release to conform to actual results, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number

99.1	Press Release, dated as of April 1, 2024, announcing Chief Financial Officer transition.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jacobs Solutions Inc.

Date: April 1, 2024	By:	/s/ Bob Pragada
Bob Pragada
Chief Executive Officer